Supplement to the Statements of Additional Information

CREDIT SUISSE COMMODITY RETURN STRATEGY FUND

CREDIT SUISSE TRUST – COMMODITY RETURN STRATEGY PORTFOLIO
(the “Funds”)

The following information will supersede or supplement certain information in the Funds’ Statements of Additional Information.

Portfolio Managers

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the Funds, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager and the total assets managed within each category as of August 17, 2010.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Nelson Louie	6	$3,908,194,480	10	$1,349,215,136	4	$456,607,099

No advisory fee is paid based on performance for any of the accounts listed above.

Ownership in Securities of the Funds

As reported to the Funds, as of August 17, 2010, Mr. Louie owns between $10,001 to $50,000 of shares of the Credit Suisse Commodity Return Strategy Fund.

Portfolio Managers’ Compensation

Credit Suisse’s compensation to the portfolio managers of the Funds includes both a fixed base salary component and a bonus component.  The discretionary bonus for the portfolio managers is not tied by formula to the performance of any fund or account.  The factors taken into account in determining the portfolio managers’ bonus include the Funds’ performance, assets held in the Funds and other accounts managed by the portfolio manager, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group AG stock as deferred compensation.  Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.

Like all employees of Credit Suisse, the portfolio managers participate in Credit Suisse Group AG’s profit sharing and 401(k) plans.

Dated: August 23, 2010